UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 18, 2004

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First Midwest Financial, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	0-22140 (Commission File Number)	42-1406262 (IRS Employer Identification No.)

Fifth at Erie, Storm Lake, IA 50588
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

Exhibit 99.2

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 18, 2004, the Registrant issued the attached press release announcing the resignation of director John Thune, effective November 12, 2004, due to his election to the United State Senate form the state of South Dakota. At the time of his resignation, Senator-elect Thune had been serving on the Audit and Stock Option Committees of First Midwest Financial, Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated November 18, 2004.

99.2 Letter of Resignation from Senator-elect Thune.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	FIRST MIDWEST FINANCIAL, INC. /s/ Ronald J. Walters Ronald J. Walters Senior Vice President, Secretary, Treasurer and Chief Financial Officer

Dated:  November 18, 2004

Exhibit Index

Exhibit Number	Description of Exhibit

99.1 99.2	Registrant's Press Release dated November 18, 2004. Letter of Resignation from Senator-elect Thune.